UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2016

Poverty Dignified, Inc.
(Name of small business issuer in its charter)

Nevada	7389	46-3754609
(State or other Employer jurisdiction of Identification incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Number)

John K. Lowther

10617 Kettering Drive, Ste. 219

Charlotte, NC 28226

719-761-1869

(Address and telephone number of registrant's principal executive offices and principal place of business)

Jillian Ivey Sidoti, Esq

38730 Sky Canyon Drive – Ste A

Murrieta, CA 92563

PHONE 323-799-1342

jillian@syndicationlawyers.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Poverty Dignified, Inc., a Nevada corporation, in connection with the items described below.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Engagement of New Independent Registered Public Accounting Firm.

On April 5, 2016, the Board of Directors approved the engagement of Spiegel Accountancy Corp. as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2016. The engagement of Spiegel Accountancy Corp. became effective April 5, 2016. In deciding to engage Spiegel Accountancy Corp., the Board of Directors reviewed auditor independence and existing commercial relationships with Spiegel Accountancy Corp. and concluded that Spiegel Accountancy Corp. has no commercial relationship with the Company that would impair its independence. During the fiscal years ended August 31, 2014 and 2015, and in the subsequent interim period through February 29, 2016, neither the Company nor anyone acting on its behalf has consulted with Spiegel Accountancy Corp. on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Poverty Dignified, Inc.

Date: April 8, 2016	By:	/s/ John K. Lowther
John K. Lowther
Chief Executive Officer